SCHEDULE 14A INFORMATION

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AZZAD FUNDS

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AZZAD ETHICAL FUND

AZZAD WISE CAPITAL FUND

(EACH A SERIES OF AZZAD FUNDS)

3141 Fairview Park Drive, Suite 355

Falls Church, Virginia 22042

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 28, 2020

Dear Shareholders:

The Board of Trustees of the Azzad Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of the Azzad Ethical Fund and Azzad Wise Capital Fund (each, a “Fund” and, together, the “Funds”), to be held on December 28, 2020 at 2:00 PM, Eastern Time virtually via the Internet or by phone, for the  purposes listed below.

You are cordially invited to attend the Meeting by phone or virtually. The Meeting can be accessed by calling 301-715-8592 and entering the meeting ID 953 0330 7162 and passcode 176962 at the prompt. You may also access the Meeting through the following link https://zoom.us/j/95303307162?pwd=RXUrSFhPUitpODBmU0ZidDNycjkrdz09. You will be able to listen to the Meeting live and submit questions during the question and answer period. We encourage you to allow ample time for dial-in prior to the call. Please note that you will not be able to attend the Meeting in person.

Proposals		Recommendation of the Board of Trustees
1.

To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) by and between the Trust on behalf of the Azzad Ethical Fund, and Ivy Investment Management Company (“Ivy”), the proposed investment sub-adviser to the Fund. (Shareholders of the Azzad Ethical Fund must approve this proposal with respect to the Fund.)

FOR
2.

To approve a “manager of managers” structure whereby the investment adviser to the Funds would be able to hire and replace unaffiliated sub-advisers without shareholder approval. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)

FOR
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on October 30, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 28, 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed sub-advisory agreement) and Proxy Voting Ballot are available at www.azzadasset.com.

Thank you for your attention to this important matter.

Sincerely,

_____________

Bashar Qasem, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

IMPORTANT INFORMATION TO HELP YOU

UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

You own shares of one or more of the following listed Funds, (each a “Fund”, together the “Funds”), each a series of the Azzad Funds (the “Trust”):

Azzad Wise Capital Fund

Azzad Ethical Fund

The Funds are conducting a special meeting of shareholders to be held virtually.

How do I attend the Meeting?

The Meeting will be a completely virtual meeting of the shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Funds as of the close of business on the Record Date. No physical meeting will be held.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting the following link https://zoom.us/j/95303307162?pwd=RXUrSFhPUitpODBmU0ZidDNycjkrdz09. The Meeting can be accessed by calling 301-715-8592 and entering the meeting ID 953 0330 7162 and passcode 176962 at the prompt. To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 2:00 pm, Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We are using the virtual meeting format to provide expanded access, improved communication and cost savings for our shareholders and the Trust. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with internet access.

In light of the ongoing COVID-19 pandemic, we also believe that holding a virtual meeting is in the best interest of the health and safety of our shareholders. Recent public health guidance, both globally and in the United States, may restrict the ability of our shareholders to be able to travel and attend, or for the Trust to host, an in-person shareholder meeting. Accordingly, we believe a virtual meeting will provide the best opportunity for our shareholders to attend and participate in the Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 14,849,084.962 shares of beneficial interest of Azzad Wise Capital Fund and 6,346,473.464 shares of beneficial interest of Azzad Ethical Fund outstanding and entitled to vote. In accordance with Delaware law, a list of shareholders entitled to vote at the Meeting will be available both (i) virtually at the Meeting, and (ii) prior to the Meeting, Monday through Friday between the hours of 9:30 AM and 4:00 PM, Eastern Time at our corporate headquarters located at 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042.

What am I voting on?

Shareholders of Azzad Ethical Fund are being asked to approve a new sub-advisory agreement with Ivy Investment Management Company (“Ivy”). Shareholders of both Azzad Ethical Fund and Azzad Wise Capital Fund are being asked to approve a manager of managers order.

How does the Board recommend that I vote?

The Board recommends that you vote FOR both Proposal 1 and Proposal 2.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the outstanding shares entitled to vote are present at the meeting virtually or represented by proxy. On the Record Date, there were 14,849,084.962 of Azzad Wise Capital Fund and 6,346,473.464 of Azzad Ethical Fund shares outstanding and entitled to vote. Thus, the holders of a majority of the outstanding voting shares of each Fund must be present virtually or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting virtually or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

AZZAD WISE CAPITAL FUND

AZZAD ETHICAL FUND

(EACH A SERIES OF AZZAD FUNDS)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

 TO BE HELD ON

December 28, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”) on behalf of the Azzad Wise Capital Fund and the Azzad Ethical Fund (each a “Fund” and, together, the “Funds”). For use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on December 28, 2020 at 2:00 PM, Eastern Time, and at any and all adjournments thereof. The Meeting can be accessed by calling 301-715-8592 and entering the meeting ID 953 0330 7162 and passcode 176962 at the prompt. You may also access the Meeting through the following link https://zoom.us/j/95303307162?pwd=RXUrSFhPUitpODBmU0ZidDNycjkrdz09 . You will be able to listen to the Meeting live and submit questions during the question and answer period. We encourage you to allow ample time for dial-in prior to the call. Please note that you will not be able to attend the Meeting in person.

The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about November 12, 2020.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new investment sub-advisory agreement (“New Sub-Advisory Agreement”) by and between the Trust, on behalf of the Azzad Ethical Fund, and Ivy Investment Management Company (“Ivy”), the proposed investment sub-adviser to the Funds. (Shareholders of the Azzad Ethical Fund must approve this proposal with respect to the Fund.)

2.

To approve a “manager of managers” structure whereby the investment adviser to the Funds would be able to hire and replace unaffiliated sub-advisers without shareholder approval. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.)

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 30, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 8000 Town Centre Dr., Suite 400, Broadview Heights, OH 44147 or by calling 888-350-3369.

BACKGROUND

The New Sub-Advisory Agreement

At a Board meeting held on August 18, 2020, the Board approved a new sub-advisory agreement between the Adviser and the Trust (the “New Sub-Advisory Agreement”), subject to shareholder approval. The Investment Company Act of 1940, as amended (the “1940 Act”) requires that advisory agreements, other than certain interim advisory agreements, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement.

The Multi-Manager Order

Section 15(a) of the 1940 Act generally requires the shareholders of a mutual fund to approve an agreement pursuant to which a person serves as the investment adviser or sub-adviser for the mutual fund. The Trust and Azzad Asset Management, Inc. (“Azzad”) are seeking exemptive relief from the SEC for the Funds pursuant to which Azzad would operate the Funds using a “manager of managers” structure (the “Order”).

If the Order is granted by the SEC, Azzad, subject to the oversight and supervision by the Board, would have responsibility to oversee any sub-adviser for a Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisers for a Fund without shareholder approval. In evaluating a prospective sub-adviser, Azzad would consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. The Trust may rely on the Order provided each Fund is managed by Azzad and complies with the terms and conditions set forth in the application for the Order.

To rely on the Order, shareholders of each Fund must approve its use for the Fund.  If Shareholders approve the Manager of Managers Proposal, in the future if Azzad and the Board determines that resources of a sub-adviser, or different sub-adviser, would be beneficial for a Fund, your approval of the Manager of Managers Proposal would allow Azzad to engage that sub-adviser without incurring the costs related to a shareholder meeting and proxy solicitation. Any appointment of such a sub-adviser is subject to Board approval and you would receive notification of each such engagement within 90 days after hiring any new sub-adviser.

Additionally, the Order grants relief from certain disclosure requirements, allowing each Fund to include and disclose only Aggregate Fee Disclosure (as described below), under certain rules and forms, including each Fund’s reports to shareholders and Statement of Additional Information.  Aggregate Fee Disclosure refers to (i) the aggregate fees paid by each Fund to the Adviser and any affiliated sub-adviser, and (ii) the aggregate fees paid by the Adviser to sub-advisers other than affiliated sub-adviser.

PROPOSAL 1:

FOR AZZAD ETHICAL FUND SHAREHOLDERS ONLY

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN IVY AND THE ADVISER

The New Sub-Advisory Agreement

At a Board meeting held on August 18, 2020, the Board approved a new sub-advisory agreement between Ivy and the Adviser, on behalf of Azzad Ethical Fund (the “New Sub-Advisory Agreement”). The Fund’s previous sub-adviser, Zeigler Capital Management (“ZCM”) announced in December 2019 that it was being acquired by 1251 Capital Group Partners. Under the agreement, 1251 Capital Group acquired a majority stake in Ziegler Capital Management thus leading to a change in control. Considering this change in control, as well as, ZCM’s recent underperformance, the Fund’s Board decided it was in the best interests of shareholders to allow the sub-advisory agreement to automatically terminate. Therefore, the sub-advisory agreement with Ziegler Capital Management (the “Old Sub-Advisory Agreement”) was not renewed.

Under the terms of the New Sub-Advisory Agreement, Ivy will provide portfolio management services to the Azzad Ethical Fund subject to the investment objectives, philosophy and restrictions of the Fund.  The Adviser will maintain responsibility over the day-to-day portfolio management of the Fund and will retain control over the Fund.  Ivy will assist the adviser in the management of the Fund by providing an investment model for the Adviser to use in managing the Fund’s investments and consulting services to the Adviser with respect to the investment model and the Fund’s investments. Ivy’s model will consist of the holdings it maintains under its mid-cap growth strategy. Periodically, Ivy will also provide the Adviser with buy/sell recommendations to those individual holdings. It will be the Adviser’s responsibility to implement the trades at its discretion and to screen the holdings for its ethical investment restrictions. As compensation for its services, under the New Sub-Advisory Agreement. Ivy is entitled to a fee, paid by the Adviser, computed daily and paid monthly, calculated at a rate of 0.25% of the Fund’s average daily net assets. The advisory fee in the New Sub-Advisory Agreement remains unchanged from the Old Sub-Advisory Agreement.

The New Sub-Advisory Agreement will become effective upon shareholder approval and provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the proposed Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the proposed Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act defines a “majority of the outstanding voting securities” of a Fund as the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund. The New Sub-Advisory Agreement may be terminated at any time on not more than 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, or (iii) by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund (a “1940 Act Majority Vote”). The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof. The Sub-Adviser or Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party. The proposed Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Investment Company Act).

The New Sub-Advisory Agreement for the Fund is attached as Exhibit A.  You should read the agreement.  The description of the agreement in this Proxy Statement is only a summary.

About Ivy

Ivy, is an SEC registered investment adviser and a Delaware corporation located at 6300 Lamar Avenue, Overland Park, Kansas, 66202. Ivy is an independent professional investment management and advisory organization that had mid-cap growth strategy assets under management of approximately $7.3 billion dollars as of June 30, 2020 and provides investment services to registered investment companies, institutional and other private investors and provides sub-advisory services to unaffiliated mutual funds. Ivy does not currently manage any other funds with a similar investment objective.

The name and principal occupation of each principal executive officer, each director, and each general partner of Ivy are listed in the chart below. The address for each, unless otherwise noted, is 6300 Lamar Avenue, Overland Park, Kansas, 66202.

NAME:	PRINCIPAL OCCUPATION:
Philip Sanders	President, Director
Brent Bloss	Senior Vice President, Director
Jon-Jason Richie	Vice President, Chief Compliance Officer
Daniel Scherman	Senior Vice President, Chief Risk Officer
Benjamin Clouse	Senior Vice President, Director
Mark Buyle	Senior Vice President, General Counsel
Daniel Hanson	Senior Vice President, Chief Investment Officer, Director

Ivy is a wholly owned, direct subsidiary of Waddell & Reed Financial, Inc. (“WDR”). WDR is a publicly traded national financial services firm and is one of the oldest mutual fund complexes in the United States.

Ivy will assign a professional team of portfolio managers to assist the Adviser in the management of the Fund.  The team will be led by Kim Scott and Nathan Brown, both Senior Vice Presidents and Co-Portfolio Managers of the mid cap product suite of mutual funds and institutional accounts.

Kim Scott is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts. She has been portfolio manager of Ivy Mid Cap Growth Fund since 2001 and of Ivy VIP Mid Cap Growth since 2005. She has been co-portfolio manager of Ivy Mid Cap Income Opportunities Fund since 2014. She assumed co-portfolio manager responsibilities for the mid cap product suite in 2016. Ms. Scott joined the organization in 1999 as an equity investment analyst. She was appointed assistant vice president in 2000. She was appointed vice president in 2001 and senior vice president in 2004.

Prior to joining the firm, Ms. Scott served in various levels of research positions throughout her career affiliated with the following companies: Bartlett & Company, NBD Bank, Johnson Investment Counsel, Inc. and the University of Cincinnati Medical Center. Her primary responsibilities included fundamental analysis of companies and equities for mutual funds, separate accounts, and personal trusts. Through this experience, Ms. Scott provided sector coverage for consumer non-durables, technology, retail, food and beverage, and tobacco. Ms. Scott graduated from the University of Kansas in 1982 with a BS in Microbiology. She earned an MBA in Finance from the University of Cincinnati in 1987. Ms. Scott is a CFA® charterholder. She is a member of the CFA Institute and the CFA Society Kansas City.

Nathan Brown is co-portfolio manager of the mid cap product suite of mutual funds and institutional accounts. He has been co-portfolio manager of Ivy Mid Cap Income Opportunities Fund since 2014. He had been assistant portfolio manager of Ivy Mid Cap Growth Fund and Ivy VIP Mid Cap Growth since 2011. He was named co-portfolio manager of the mid cap product suite in 2016. Mr. Brown joined the organization in 2003 as an equity investment analyst. He was appointed assistant vice president in 2010 and vice president in 2014. He was appointed senior vice president in 2018.

Prior to joining the firm, Mr. Brown interned with Morgan Keegan. From 1999 to 2001 he completed five rotations at General Electric-Aircraft Engine’s financial management program. In 1999 he was a securities analyst for Krause Fund, where his responsibilities were concentrated in the utilities sector. Mr. Brown graduated with honors from the University of Iowa, Henry B. Tippie School of Business in 1999 with a BBA in Finance. He earned an MBA with an emphasis in Finance and Accounting from Vanderbilt University, Owen Graduate School of Management in 2003.Mr. Brown is a CFA® charterholder. He is a member of the CFA Institute and the CFA Society Kansas City.

EVALUATION BY THE BOARD OF TRUSTEES OF THE PROPOSAL

At a meeting held on August 18, 2020, the Board, including all of the Independent Trustees, considered and approved the New Sub-Advisory Agreement between Ivy and the Adviser with respect to the Fund. The Trustees relied upon the advice of Counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have been afforded different weight to the various factors in reaching his conclusions with respect to the Agreement. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Quality and Extent of the Service

The Trustees noted that Ivy was founded in 2002 and had mid-cap growth strategy assets under management of approximately $7.3 billion.  The Trustees reviewed the background information of the key investment personnel, including Kimberly Scott and Nathan Brown, and noted their considerable financial industry experience. The Trustees discussed Ivy’s bottom-up research approach to investing and noted that Ivy’s mid cap growth strategy seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that Ivy believes are high quality and/or offer above-average growth potential. They noted that as sub-adviser for Ethical Fund, Ivy would provide daily investment recommendations with respect to the Ivy mid-cap growth strategy to the Adviser through model delivery.  The Trustees noted that the Adviser would execute trades based on Ivy’s models.  The Trustees noted that Ivy was an affiliate of Waddell & Reed Financial, Inc., a publicly traded company with approximately $68 billion in assets under management (“Waddell”) as of June 30, 2020 and that Ivy was able to leverage many of Waddell’s policies and procedures with respect to services that Ivy would provide to Ethical Fund, including business continuity and corporate infrastructure.  They acknowledged Ivy’s strong culture of compliance and noted that there had been no recent or pending litigation or SEC exams that would impact Ivy or the proposed services to Ethical Fund. The Trustees noted that Ivy’s $65 million insurance coverage was sufficient.  The Board concluded that it was satisfied with the nature, extent and quality of the proposed sub-advisory services to be provided by Ivy.

Performance

The Trustees noted that although Ivy had not yet provided sub-advisory services to Ethical Fund, the historical performance for Ivy’s mid-cap growth strategy (the “Ivy Model”) should be considered.  The Trustees observed that the Ivy Model had significantly outperformed its Morningstar category average and its benchmark, the Russell Mid Cap Growth TR USD over the 1-year, 5-year and ten-year periods through June 30, 2020.  The Trustees reviewed historical Ivy Model commentary and considered Ivy’s explanation for the Ivy Model outperformance.  They considered Ethical Fund’s strategy and discussed the complementary services and benefits that Ivy’s mid-cap growth strategy model may provide to the Ethical Fund. After discussion, the Trustees concluded that Ivy was qualified, and should be allowed the opportunity to provide mid-cap growth model recommendations to the Adviser.

Fees and Expenses

The Trustees acknowledged that Ivy’s sub-advisory fee would be paid by the Adviser, from the advisory fee and not directed by the Ethical Fund. The Trustees considered the fees that Ivy charges for similar sub-advisory services ranges from 0.40% to 0.45%, based on assets under management, and noted that Ivy had granted the Adviser a reduction from its standard fee to 0.25% in return for the Adviser screening and executing trades for the Ethical Fund. The Trustees concluded that Ivy’s proposed sub-advisory fees were reasonable.

Profitability

The Trustees considered the estimated profitability to be realized by Ivy in connection with its sub-advisory services to the Ethical Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to the Ethical Fund.  The Board concluded that excessive profitability was not an issue with Ivy at current asset and allocation levels and the Board would further evaluate profitability in the future.

Economies of Scale

The Trustees considered whether Ivy was likely to achieve economies of scale with respect to the sub-advisory services provided to the Ethical Fund.  The Trustees agreed that economies, with respect to the overall Ethical Fund fees and expenses, was primarily an Ethical Fund-level issue and should be considered with respect to the Ethical Fund’s overall advisory agreement and advisory fee.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, concluded that the approval of the proposed Sub-Advisory Agreement was in the best interest of the Fund and its shareholders, and approved the proposed Sub-Advisory Agreement for the Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:

APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S ADVISER WOULD BE ABLE TO HIRE AND REPLACE UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

The provisions of the 1940 Act that apply to the Funds require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The Trust along with Azzad, however, are seeking exemptive relief from the SEC that, provides Azzad with flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining approval from Shareholders, which allows the Funds to avoid the costs and delays associated with holding a Shareholder meeting. This is referred to as “Manager of Managers” relief (the “Order”).

If shareholders approve the Manager of Managers Proposal, the Funds’ investment manager would have the overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s investment manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, the Fund’s investment manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. The replacement of the Fund’s investment manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If Proposal 2 is not approved by the Fund’s shareholders, then the Fund’s investment manager would only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board. The approval of Proposal 2 for one Fund does not impact the approval of Proposal 2 for the other Fund.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a diversified series of the Trust, an open-end investment management company organized as a Massachusetts business trust on December 16, 1996. The Trust’s principal executive offices are located at 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. As described above, the Funds currently retain Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia, 22042 as investment adviser and administrator.  The Funds retain Mutual Shareholder Services to manage the Fund’s business affairs, and act as the Fund’s transfer agent and Fund accountant.  The address of Mutual Shareholder Services is 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Azzad Wise Capital Fund	14,849,084.962
Azzad Ethical Fund	6,346,473.464

All shareholders of record of the Azzad Ethical Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. All shareholders of record of the Funds on the Record Date are entitles to vote at the Meeting on both Proposal 1 and 2. Each shareholder is entitled to one vote (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of both Proposal 1 and 2, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of October 30, 2020, the only shareholders known by the Trust to be beneficial owners of more than 5% of the outstanding shares of each Fund are listed below.

Azzad Ethical Fund

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Folio Investments Inc. 8180 Greensboro Drive, 8th Floor Mclean, VA 22102	$44,174,599; and 2,686,770 shares	42.33%
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	$12,737,767; and 774,731 shares	12.21%

As of October 30, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the Azzad Ethical Fund’s outstanding shares.

Azzad Wise Capital Fund

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Folio Investments Inc. 8180 Greensboro Drive, 8th Floor Mclean, VA 22102	$112,729,704; and 10,463,808 shares	70.47%
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	$18,238,724; and 1,692,956 shares	11.40%

As of October 30, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the Azzad Wise Capital Fund’s outstanding shares.

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.

PROXY COST AND DELIVERY

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged Broadridge Financial Solutions, Inc., and Mediant, Inc. proxy solicitation firms (the “Proxy Solicitor”), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $10,000.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by each respective fund.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and each fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Azzad may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (888) 862-9923 or write the Trust at 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147.

SHAREHOLDER PROPOSALS

The Trust is not required to, and does not hold annual meetings of shareholders, except as required by the Investment Company Act.  When annual or special meetings are held by the Trust, shareholder proposals that are intended for inclusion in the proxy materials for the meeting must be received by the Trust within a reasonable period of time before the solicitation is made.  Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to Azzad Funds, c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147 or by calling 888-862-9923.  Timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

By order of the Board of Trustees,

_________________

Bashar Qasem, President

October 30, 2020

EXHIBIT A

AZZAD ASSET MANAGEMENT

SUB-ADVISORY AGREEMENT

This Sub-advisory Agreement (“Agreement”) is effective as of [  ], 2020, by and between Azzad Asset Management, Inc. (“Adviser”), a Delaware corporation, with its principal place of business at 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042 and Ivy Investment Management Company (“Sub-Adviser”), a Delaware corporation, with its principal place of business at 6300 Lamar Avenue, Overland Park, KS  66202.

WHEREAS, the Adviser acts as an investment adviser to Azzad Ethical Fund (the “Fund”), a series of Azzad Funds (the “Trust”), pursuant to a Management Agreement dated as of June 5, 2009 (the “Management Agreement”); and

WHEREAS, the Trust is a management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, a majority of the Trustees of the Trust are not interested persons of the Trust, and those Trustees select and nominate any other disinterested Trustees of the Trust;

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services under the terms and subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows.

1.

APPOINTMENT AS SUB-ADVISER

Adviser hereby appoints Sub-Adviser as a sub-adviser to the Fund on the terms and conditions set forth in this Agreement.  Sub-Adviser hereby accepts the appointment as sub-adviser and agrees to provide investment recommendations for the Fund to the Adviser pursuant to the terms and conditions of this Agreement.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.

SERVICES RENDERED BY SUB-ADVISER

Sub-Adviser will design, monitor daily and, as may be agreed to in writing between the parties, create and update a model portfolio in accordance with Sub-Adviser’s mid cap growth strategy (the “Model”).  Sub-Adviser agrees to provide the Adviser with the Model, and shall ensure that the Model provided to the Adviser is in compliance with mutually acceptable investment requirements and restrictions as communicated to Sub-Adviser by Adviser, in writing.

The Sub-Adviser shall provide recommendations from time to time as to what assets should be purchased, retained or sold by the Fund, in accordance with the Model. The Adviser retains complete discretion as to the timing of implementation of Sub-Adviser's recommendations. Such recommendations shall be submitted through the Sub-Adviser’s model distribution vendor, in its standard email format. Typically, the Sub-Adviser will send the Adviser purchase and sale recommendations for the Fund when there is a weighting change of 50 or more basis points to any position in the Model, subject to certain circumstances, which may include, but are not limited to, a complete liquidation of a position and/or re-balancing of positions due to style drift. The Adviser understands and acknowledges that the specific timing of the Sub-Adviser’s recommendations to the Adviser will be communicated among the Adviser and other clients of the Sub-Adviser whose accounts are also managed based on substantially the same investment strategies as represented by the Model utilized by the Fund ("Other Clients") pursuant to the Sub-Adviser’s trade rotation policy. The Adviser and Sub-Adviser agree that the Adviser, and not the Sub-Adviser, is responsible for implementing the Sub-Adviser’s recommendations in the Fund on a best efforts basis.

Sub-Adviser shall provide Adviser, at least quarterly, a written report summarizing the portfolio holdings and characteristics, as well as certain periodic information or reports to the Adviser, including notice to the Adviser in the event of certain developments such as material compliance violations, changes in key personnel, US Securities and Exchange Commission (“SEC”) investigations or enforcement actions, known or anticipated litigation matters, or any other matters that may reasonably affect the Sub-Adviser’s services under the Agreement.

Adviser may request Sub-Adviser to perform additional marketing services at its discretion including, but not limited to, assistance in drafting shareholder letters that accompany quarterly statements and various shareholder reports including the Fund’s semi-annual and annual reports. Sub-Adviser agrees to assist the Adviser in various marketing efforts including speaking with the media and conducting presentations to prospective shareholders whenever reasonably possible.

3.

AUTHORITY OF THE ADVISER

Adviser shall maintain responsibility for the day-to-day portfolio management of the Fund. Adviser shall retain all authority as administrator of the Fund and investment adviser to the Fund, including, but not limited to, the authority to appoint and designate custodians, transfer agents, brokers, and accountants as well as the right to vote on proxies, place trades and value the Fund. The Adviser shall maintain responsibility for ensuring that the composition of the Fund’s portfolio is consistent with applicable requirements and restrictions. The Adviser shall implement the Model, provided by Sub-Adviser, at its sole discretion.

Adviser has the right to request from Sub-Adviser the Sub-Adviser’s Form ADV, Code of Ethics, and all other reports and documents that may assist the Adviser in completing its due diligence on the Sub-Adviser.

Adviser shall provide reasonable assistance to the Sub-Adviser in providing the Model and related investment advisory services under this Agreement, including providing key information about the Fund.

4.

 SERVICES TO OTHER ADVISERS

It is understood that Sub-Adviser performs asset management and investment advisory services for various clients, including other investment advisers.  Sub-Adviser will allocate these services in a fair and equitable manner.  Both parties and their principals, employees and affiliates may purchase or sell investments for their own accounts and each party shall not have any obligation to purchase or sell, or to recommend for purchase or sale any investment  that other party, its principals, employees or affiliates may purchase or sell for its or their own account, if in the opinion of both parties, that such transaction appears unsuitable, impractical or undesirable for the Fund.

5.

FEES AND EXPENSES

Sub-Adviser will bill Adviser for services rendered at an annual flat fee of 0.25% of the Fund’s average daily net assets. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Adviser no later than the fifth business day of the next succeeding calendar month.  The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate of 0.25%, and multiplying this product by the net assets of the Fund.  The Adviser shall, upon request, furnish a report to the Sub-Adviser that will include the information that is required to calculate the monthly fees described above.  The fees for any month during which this Agreement is in effect for less than the entire month shall be pro-rated based on the number of days during such month that the agreement was in effect. Under no circumstances may Sub-Adviser bill the Fund for any services rendered.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with the Sub-Adviser’s activities under this Agreement.

6.

SUB-ADVISER DUTY OF CARE

Sub-Adviser shall be responsible for its gross negligence, reckless disregard of its obligations hereunder, bad faith or willful misconduct and violation of applicable law.  Neither Sub-Adviser nor any of its principals, employees or affiliates shall be responsible hereunder for any action, performed or omitted to be performed in good faith or at the direction of Adviser, or for any errors in judgment in making or submitting investment recommendations or arising from any action or omission by Adviser’s custodian, any directed broker or any other third party.  Sub-Adviser, in the maintenance of its records, does not assume responsibility for the accuracy of information furnished by Adviser or any third-party over which Sub-Adviser does not have control.  It is understood that nothing herein shall in anyway constitute a waiver or limitation of any of the obligations that Sub-Adviser may have under Federal and state securities laws.

Sub-Adviser shall act under this Agreement only in accordance with all applicable laws and restrictions and shall avoid taking actions under this Agreement which shall cause the Fund to not remain in compliance with all applicable laws and restrictions.

7.

REPRESENTATIONS AND WARRANTIES

i.

Sub-Adviser hereby represents and warrants to Adviser that:  (i) Sub-Adviser is a corporation duly organized under the laws of the State of Delaware; (ii) Sub-Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under this Agreement; (iii) Sub-Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing document of Sub-Adviser or any obligations by which Sub-Adviser is bound, whether arising by contract, operation of law or otherwise; (iv) Sub-Adviser will deliver to Adviser evidence of Sub-Adviser’s authority in compliance with such governing documents upon Adviser’s request; (v) Sub-Adviser is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (vi) Sub-Adviser has adopted and implemented a compliance program including a Code of Ethics Policy; and (vii) Sub-Adviser will maintain registration as an investment adviser with the SEC and notify Adviser of any change anticipated in the registration status of Sub-Adviser in advance of such change.

ii.

Adviser hereby represents and warrants to Sub-Adviser that: (i) Adviser is a corporation duly organized under the laws of the state of Delaware; (ii) Adviser has the requisite legal capacity and authority to execute, deliver and perform its obligations under the Agreement; (iii) Adviser’s execution of this Agreement and the performance of its obligations hereunder do not conflict with or violate any provisions of the governing documents of Adviser or any obligations by which Adviser is bound, whether arising by contract, operation of law or otherwise; (iv) Adviser will deliver to Sub-Adviser evidence of Adviser’s authority in compliance with such governing documents upon Sub-Adviser’s request; (v) Adviser is an investment adviser registered with the SEC pursuant to the  Advisers Act;  (vi) Adviser will maintain registration as an investment adviser with the SEC and notify Sub-Adviser of any change anticipated in the registration status of Adviser in advance of such change; (vii) Adviser has the authority to perform administrative services for the Fund; and (viii) Adviser will deliver to Sub-Adviser evidence of such authority upon Sub-Adviser’s request.

8.

CONFIDENTIAL RELATIONSHIP

i.

  “Confidential Information” means all non-public, proprietary, or confidential information that the disclosing party discloses to the receiving party, or that the receiving party otherwise receives, under or in connection with this Agreement, in verbal, written, electronic or in any other medium, whether or not marked or designated as “confidential” or “proprietary”.  Confidential Information includes information consisting of or relating to the disclosing party’s trade secrets, know-how, technology, business operations, plans and strategies, customers, pricing, and any information with respect to which the disclosing party has contractual or other nondisclosure obligations.  Without limiting the generality of the scope of this obligation, Adviser acknowledges that the Model constitutes Confidential Information of Sub-Adviser, and is Sub-Adviser’s intellectual property.  Confidential Information does not include information that: (a) is already known to the receiving party without restriction on use or disclosure prior to receipt of such information from the disclosing party; (b) is or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, the receiving party; (c) is developed by the receiving party independently of, and without reference to, any Confidential Information of the disclosing party, as established by documentary evidence; or (d) is received by the receiving party from another individual or entity who is not known to be under any obligation to the disclosing party to maintain the confidentiality of such information.

ii.

Each disclosing party’s Confidential Information or any derivatives thereof, contained in any repository, or otherwise in the possession, of the receiving party, will be and remain the sole and exclusive property of the disclosing party.  Each receiving party expressly undertakes to protect and to preserve the confidentiality of the disclosing party’s Confidential Information in the same manner that it protects the confidentiality of its own similar information, but in no event using less than a reasonable standard of care (i.e., each party shall take commercially reasonable physical, electronic and procedural security measures to prevent any unauthorized access to or use of the Confidential Information of the other party).  Each party shall make no use of any Confidential Information of the other party and shall not disclose such Confidential Information to any third party, except as (a) expressly authorized in this Agreement, (b) necessary to perform its obligations under this Agreement, or (c) otherwise expressly agreed by the parties in writing.

iii.

Adviser shall keep confidential all information regarding the Model and will only disclose such Confidential Information as necessary, to those of its directors, officers, employees, agents, counsel, auditors, affiliates, advisers or representatives who (a) need to know such information in order for Adviser to perform its obligations with respect to the Fund, as contemplated by this Agreement, (b) have been informed of the confidential nature of such Confidential Information and the confidentiality obligations imposed by this Agreement, and (c) are bound by confidentiality obligations to the same extent as if they were parties to this Agreement; and, not use or allow any third party to use such Confidential Information (1) for any purpose other than to perform Adviser’s obligations hereunder; and (2) in any way directly or indirectly detrimental to the Sub-Adviser and/or for the benefit of Adviser or any third party (including, without limitation, any of Adviser’s officers, directors, employees or other affiliates) other than the Fund.

iv.

The Sub-Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure, (ii) such disclosure is compelled by law, or (iii) to its agents or service providers for the purposes of providing the investment advisory services set forth in this Agreement; provided, that such agents and service providers are subject to substantially similar confidentiality obligations. In addition, the Sub-Adviser, and the Sub-Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Sub-Adviser agrees that, consistent with its Code of Ethics, neither it nor its officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

v.

A receiving party may disclose Confidential Information to the extent required by expressly permitted or required under applicable federal, state, local or foreign laws, rules or regulations, or by order of any court of competent jurisdiction or otherwise requested by any other competent judicial, governmental, regulatory, taxation, supervisory or other similar body (including, without limitation, any relevant stock exchange).  However, if the disclosing party’s Confidential Information is required to be disclosed, the receiving party shall provide the disclosing party with prompt notice of such requirement so that the disclosing party may seek to prevent or minimize the disclosure or waive compliance with this Section.

vi.

A receiving party shall (to the extent legally permissible) notify the disclosing party as soon as reasonably practicable of the full circumstances of any breach of this Section upon becoming aware of such breach.

9.

INDEMNIFICATION

i.

Adviser shall defend, indemnify and hold harmless Sub-Adviser, its affiliates, and its and their respective officers, directors, employees, and agents (each, an “indemnified person”) from and against all Losses (as defined below) incurred by an indemnified person, arising out of or relating to: (a) any actual or alleged misrepresentation or other act or omission relating to this Agreement or the Fund, by Adviser, its previous advisers, its custodian, any directed broker or any other third party; or (b) a claim, suit, action or proceeding brought by a third party (each, an “Action”) as a result of the acts, omissions, transactions, duties, obligations or responsibilities of an indemnified person under this Agreement, unless a court of competent jurisdiction has determined, in a final judgment that is no longer subject to appeal, that the indemnified person is liable for such Losses incurred as a result of the Action or the indemnified person settled such Action without the Adviser's prior written consent.  For purposes of this section, “Losses” means all losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification and the cost of pursuing any insurance providers.

ii.

Subject to the terms and conditions of this Agreement, the Sub-Adviser shall indemnify, defend and hold harmless the Adviser, and its shareholders, controlling persons, trustees/directors, officers, employees, agents and contractors (collectively, the “Adviser Indemnified Parties”), from and against any Losses, suffered, paid or incurred by any of the Adviser Indemnified Parties arising out of, resulting from or relating to any violation of applicable law by the Sub-Adviser or its directors, officers, employees, agents and contractors.

10.

DURATION AND TERMINATION

The term of this Agreement shall begin on the date that the Sub-Adviser first provides services hereunder and shall continue in effect for a period of two years from that date. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated by (a) the Adviser, (b) the Sub-Adviser, (c) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or a vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, or (d) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such termination, without penalty, by giving the other parties sixty (60) days prior written notice of termination.  Any termination of this Agreement shall not, in any case, affect or prevent the consummation of any transaction initiated prior to such notice of termination.

11.

 ASSIGNMENT

No assignment of this Agreement shall be made by Sub-Adviser or Adviser without the prior written consent of the non-assigning party. This Agreement binds and will inure to the benefit of, the parties and their respective successors and permitted assigns.  Any assignment of this Agreement will result in automatic termination of this Agreement.

12.

 GOVERNING LAW; JURISDICTION AND VENUE

This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware, without reference to principles of conflict of laws, however, only to the extent they are consistent with Federal laws.  Any legal suit, action or proceeding arising out of or related to this Agreement or the services provided under this Agreement shall be instituted exclusively in the federal courts of the United States or the courts of the State of Delaware, in each case located in the city of Wilmington and County of New Castle, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.

13.

AMENDMENT

This Agreement may only be amended, or a provision waived in a writing that has been signed by both parties.

14.

NOTICES

All notices under this Agreement must be in writing and properly addressed to the recipient using the addresses set forth in the preamble, or another address as provided by the party in accordance with this Section, and shall be deemed effective (a) on the date given if delivered personally or by nationally recognized overnight courier service (with evidence of delivery)  or (b) on the date received if mailed by registered or certified mail (return receipt requested), to Adviser and Sub-Adviser.

15.

FORCE MAJEURE

Neither party shall be liable for loss or damage or be deemed to be in breach of this Agreement if its failure to perform its obligations results from acts of God, fires, strikes, embargoes, war, insurrection, riot, and other unforeseen causes beyond the reasonable control of the party. Any delay resulting from any of said causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.

16.

RECEIPT OF DOCUMENTS

Adviser acknowledges that it has received Sub-Adviser’s Form ADV Part 2.

17.

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and replaces and supersedes all other agreements or understandings, whether written or oral.  No other agreements, covenants, representations, or warranties, express or implied, oral or written, have been made by any party to any other party concerning the subject matter of this Agreement.

18.

SEVERABILITY

If any provision of this Agreement is made or held invalid by any statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected by the invalidity and, to such extent, the provisions of this Agreement shall be severable.  If any provision of this Agreement or any obligation of Sub-Adviser or Adviser in the performance of this Agreement is inconsistent with the duties and obligations of either party under the Advisers Act, or the Investment Company Act of 1940, as amended, applicable SEC rules or interpretations, then that provision shall be ineffective and unenforceable to the extent of such inconsistency without affecting the remaining provisions hereof; no such inconsistency shall affect, or render ineffective and unenforceable, the same provision in other circumstances.

19.

CHANGE OF CONTROL OF THE SUB-ADVISER.

The Sub-Adviser shall notify Adviser and the Trust in writing at least 30 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

20.

BINDING EFFECT.

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms. The Adviser further represents that this Agreement has been duly authorized by appropriate action of the Adviser, the Board and the Fund’s shareholders.

21.

COUNTERPARTS.

This Agreement may be executed in any number of counterparts; each of which when so executed and delivered will be an original, but all such counterparts together will constitute one instrument.  A copy of a manually executed signature page to this Agreement delivered by facsimile, e-mail, or other means of electronic transmission will have the same legal effect as delivery of an original manually executed signature page to this Agreement.

[Signature page follows.]

Each of the parties executed this Agreement, effective as of the date set forth in the preamble.

Ivy Investment Management Company

__________________________________

Print Authorized Representative Name

__________________________________

Title

__________________________________

Signature

Azzad Asset Management, Inc.

__________________________________

Print Authorized Representative Name

___________________________________

Title

__________________________________

Signature

PROXY CARD

AZZAD WISE CAPITAL FUND

AZZAD ETHICAL FUND

SPECIAL MEETING OF SHAREHOLDERS December 28, 2020

This Proxy is being solicited on behalf of the Board of Trustees of Azzad Wise Capital Fund and the Azzad Ethical Fund, each a series of the Azzad Funds. The proxy may be revoked prior to its exercise by filing with the Trust an instrument revoking this proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.  To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number.  The undersigned hereby appoints as proxies Bashar Qasem and Jamal Elbarmil and each of them (with power of substitution) to vote for the undersigned all shares of the undersigned in the Fund(s) at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present.  The shares represented by this proxy will be voted as instructed.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS BELOW.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSAL RELATING TO THE FUND.

YOUR VOTE IS IMPORTANT.  Please date and sign this proxy and return it promptly in the enclosed envelope to Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147 ..  To vote by phone, call 888-862-9923.  If you vote by phone, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN “X” IN THE APPROPRIATE BOX BELOW.

1.

Proposal 1: Azzad Ethical Fund Shareholders Only :  To approve the Sub-Advisory Agreement between Azzad Asset Management, Inc. and Ivy Investment Management Company ..

|_|  FOR ALL

|_|  AGAINST ALL            |_|  ABSTAIN

2.

Proposal 2 – To approve the use of a “manager of managers” structure whereby the Fund’s investment adviser would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

      |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

PLEASE DATE AND SIGN THIS PROXY BELOW.

This proxy will not be valid unless it is dated and signed exactly as instructed below.  If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card.  If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:  “ABC Corp., John Doe, Treasurer.”

 --------------------------------------------------

 Signature

 ---------------------------------------------------

 Signature (if held jointly)

------------------------

___________________________________________

Date

Number of Shares Owned as of Record Date ()

INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

         1.  INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears on the proxy card.

         2.  JOINT ACCOUNTS:  Either party may sign.  The name of the party signing should conform exactly to the name shown on the proxy card.

         3.  ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account.  For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts

(1)

ABC Corp................................... ABC Corp. John Doe, Treasurer

(2)

ABC Corp................................... John Doe, Treasurer

(3)

ABC Corp. c/o John Doe, Treasurer.......... John Doe

(4)

ABC Corp. Profit Sharing Plan.............. John Doe, Trustee

Partnership Accounts

(1)

The XYZ Partnership........................ Jane B. Smith, Partner

(2)

Smith and Jones, Limited Partnership....... Jane B. Smith,

General Partner Trust Accounts

(1)

ABC Trust Account.......................... Jane B. Doe, Trustee

(2)

Jane B. Doe, Trustee u/t/d 12/18/78........ Jane B. Doe

Custodial or Estate Accounts

(1)

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA................ John B. Smith

(2)

Estate of John B. Smith.................... John B. Smith, Jr., Executor